UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2014

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER DIVERSIFIED FUND;

EQUINOX FRONTIER MASTERS FUND;

EQUINOX FRONTIER SELECT FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.02. Termination of a Material Definitive Agreement.

As of September 24, 2014, Equinox Fund Management, LLC, the managing owner of the Registrant, reduced the allocations of Equinox Frontier Diversified Fund and Equinox Frontier Masters Fund to the trading program of Cantab Capital Partners LLP (“Cantab”) to zero, and terminated each of Equinox Frontier Diversified Fund’s and Equinox Frontier Masters Fund’s advisory agreement with Cantab. Cantab is no longer providing trading advisory services to Equinox Frontier Diversified Fund, Equinox Frontier Masters Fund or any trading company managed by the managing owner of the Registrant on behalf of Equinox Frontier Diversified Fund or Equinox Frontier Masters Fund.

As of September 30, 2014, Equinox Fund Management, LLC, the managing owner of the Registrant, reduced the allocations of Equinox Frontier Diversified Fund, Equinox Frontier Masters Fund and Equinox Frontier Select Fund to the trading program of Tiverton Trading Inc. (“Tiverton”) to zero, and terminated each of Equinox Frontier Diversified Fund’s, Equinox Frontier Masters Fund’s and Equinox Frontier Select Fund’s advisory agreement with Tiverton. Tiverton is no longer providing trading advisory services to Equinox Frontier Diversified Fund, Equinox Frontier Masters Fund, Equinox Frontier Select Fund or any trading company managed by the managing owner of the Registrant on behalf of Equinox Frontier Diversified Fund, Equinox Frontier Masters Fund or Equinox Frontier Select Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Funds
(Registrant)

Date: October 2, 2014	By:	/s/ Robert J. Enck

Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Diversified Fund,
a Series of Equinox Frontier Funds
(Registrant)

Date: October 2, 2014	By:	/s/ Robert J. Enck

Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Masters Fund,
a Series of Equinox Frontier Funds
(Registrant)

Date: October 2, 2014	By:	/s/ Robert J. Enck

Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Masters Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Equinox Frontier Select Fund,
a Series of Equinox Frontier Funds
(Registrant)

Date: October 2, 2014	By:	/s/ Robert J. Enck

Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Select Fund, a Series of Equinox Frontier Funds